                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934


      Date of Report (Date of earliest event reported):     April 15, 2003

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                       001-15323                  31-0738296
(State or other jurisdiction      (Commission File Number)        (IRS Employer
     of incorporation)                                          Identification No.)

              1 Bank One Plaza, Chicago, IL                     60670
          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: 312-732-4000



Item 5.  Other Events and Regulation FD Disclosure
-------
         See Item 9 below.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c) Exhibits.

         Exhibit Number             Description of Exhibits
         --------------             -----------------------
         99(a)                      Registrant's April 15, 2003 News Release
                                    announcing its 2003 first quarter earnings.


Item 9.  Regulation FD Disclosure (Provided Under Item 12)
-------
         On April 15, 2003, the Registrant issued a news release announcing its 2003 first quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANK ONE CORPORATION
                                                         (Registrant)

Date:  April 15, 2003                      By:     /s/ Heidi Miller
      ---------------                         ----------------------------------
                                           Title:  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             -----------------------
99(a)                      Registrant's April 15, 2003 News Release announcing
                           its 2003 first quarter earnings.



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